QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(a)(b))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
TRANSMONTAIGNE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TRANSMONTAIGNE INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The Annual Meeting of Stockholders of TRANSMONTAIGNE INC., a Delaware corporation ("TransMontaigne" or the "Company"), will be held in the Vanderbilt Mansion Ballroom of The Inn at Fisher Island, Fisher Island, Florida, on Thursday, November 20, 2003, at 9:30 a.m., EST, for the following purposes:

  1.
  To elect ten Directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. The Board of Directors is nominating the following individuals for election as Directors: Cortlandt S. Dietler, Donald H. Anderson, Peter B. Griffin, Ben A. Guill, John A. Hill, Bryan H. Lawrence, Harold R. Logan, Jr., Edwin H. Morgens, Wayne W. Murdy and Walter P. Schuetze;

  2.
  To approve the amendment of Section 5.1 of Article IV of the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of $0.01 par value Common Stock from 80,000,000 shares to 150,000,000 shares, as described in the accompanying Proxy Statement; and

  3.
  To consider and act upon such other matters and to transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

        These matters are fully discussed in the Proxy Statement. The Company's 2003 Annual Report accompanies the Proxy Statement.

        The Board of Directors has fixed the close of business on September 22, 2003, as the record date for the meeting. Only holders of Common Stock and Series B Convertible Preferred Stock of record at such time are entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof.

        Whether or not you plan to attend the meeting in person, please indicate your voting instructions on the enclosed proxy, date and sign it, and return it promptly in the stamped return envelope included with these materials. In the event you do attend the meeting in person, you may withdraw your proxy and vote in person.

By Order of the Board of Directors
ERIK B. CARLSON, Secretary

Denver, Colorado
October 17, 2003

PLACE AND TIME OF ANNUAL MEETING

VANDERBILT MANSION BALLROOM
THE INN AT FISHER ISLAND
FISHER ISLAND, FLORIDA

Thursday, November 20, 2003, 9:30 a.m. EST

TRANSMONTAIGNE INC.
1670 BROADWAY, SUITE 3100
DENVER, COLORADO 80202

PROXY STATEMENT

GENERAL

        This Proxy Statement and the enclosed proxy are being mailed on or about October 17, 2003 to stockholders of record on September 22, 2003 of the common stock, $0.01 par value (the "Common Stock"), and to the holders of Series B Convertible Preferred Stock, $0.01 par value (the "Series B Preferred"), of TransMontaigne Inc. ("TransMontaigne" or the "Company") in connection with the solicitation of proxies for use at the 2003 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), notice of which appears on the preceding page, and at any postponement or adjournment thereof. The Annual Meeting will be held on Thursday, November 20, 2003, at 9:30 a.m., EST, in the Vanderbilt Mansion Ballroom of The Inn at Fisher Island, Fisher Island, Florida.

        The solicitation of proxies is being made, and the cost of soliciting proxies is being paid, by the Company. In addition to the mailings, the Company's officers, Directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means.

        The Company will request brokerage firms, bank nominees and other institutions that act as nominees or fiduciaries for owners of Common Stock and the Series B Preferred, to forward this Proxy Statement to persons for whom they hold shares and to obtain authorization for the execution of proxies. If your shares of Common Stock or Series B Preferred are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a proxy with respect to your shares. Accordingly, please contact the person responsible for your account and give instructions for a proxy to be signed representing your shares of Common Stock or Series B Preferred.

        A holder of Common Stock or Series B Preferred giving a proxy has the power to revoke the proxy at any time before it is exercised. A proxy may be revoked by delivering to the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and indicates to the inspector of elections that such person elects to vote in person. If the proxy is neither revoked nor suspended, it will be voted by one or more of the proxy holders therein named.

QUORUM AND VOTING

        Only stockholders of record as of the record date, including holders of the Series B Preferred, are entitled to notice of and to vote at the Annual Meeting. The holders of the Series B Preferred shall vote together with holders of Common Stock as a single class on all actions to be voted on by the stockholders of the Company other than the election of Directors. Each holder of shares of Common Stock is entitled to one vote per share of Common Stock at the Annual Meeting. Each holder of Series B Preferred is entitled to a number of votes per share on each action equal to the number of shares of Common Stock (excluding fractions of a share) into which each share of Series B Preferred is convertible as of the record date. On September 22, 2003, the record date for the determination of stockholders and holders of the Series B Preferred entitled to receive notice of and to vote at the Annual Meeting, the Company had outstanding 40,681,030 shares of Common Stock and 72,890 shares of Series B Preferred convertible into 11,043,938 shares of Common Stock.

        The holders of a majority of the shares entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Directors shall be elected by a plurality of the votes of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Approval of the amendment of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock will require the affirmative vote of the holders of a majority of the shares of Common Stock and Series B Preferred, voting together as a single class. Approval of all other matters shall be determined by the affirmative vote of the majority of the votes cast with respect to the shares of Common Stock and Series B Preferred, voting together as a single class, present in person or represented by proxy at the meeting and entitled to vote. If no voting direction is indicated on an otherwise properly completed and signed proxy card, the shares will be considered votes FOR the election of the nominees for Director and FOR the approval of the amendment to Section 5.1 of Article IV of the Company's Restated Certificate of Incorporation. Proxy cards that are not signed or that are not returned are treated as not voted for any purposes. If a broker indicates on a proxy card that it does not have discretionary authority as to certain shares to vote on a particular matter (a "broker non-vote"), those shares will be considered as present for the purpose of establishing a quorum, but will not be considered as present and entitled to vote with respect to that matter. Abstentions with respect to any matter will be treated as shares present and entitled to vote. Consequently, abstentions and broker non-votes will have no effect with respect to the election of Directors. Broker non-votes and abstentions will have the same effect as a vote against the approval of the amendment to the Company's Restated Certificate of Incorporation. The Company knows of no proposals to be considered at the Annual Meeting other than those set forth in the Notice of Annual Meeting.

ELECTION OF DIRECTORS

Nominees

        The Company's By-laws provide that the number of Directors shall be no fewer than seven and no more than eleven, as fixed from time to time by the Board of Directors. The number of Directors was increased to ten effective September 26, 2003 by resolution unanimously adopted by the Board of Directors, thus creating a vacancy. By resolution of the same date, unanimously adopted by the Board, the Board nominated Wayne W. Murdy to stand for election to the Board of Directors at the 2003 Annual Meeting of Stockholders.

        In addition, the Company has agreed to take all action necessary to cause two Directors designated by affiliates of First Reserve Corporation from time to time to be elected to the Company's Board of Directors so long as their ownership of the Company's Common Stock outstanding is at least 10%. The affiliates of First Reserve Corporation have designated Mr. Guill and Mr. Hill as their nominees for Directors.

        Further, the Company has agreed to take all action necessary to cause one Director designated by Louis Dreyfus Corporation ("Dreyfus") from time to time to be elected to the Company's Board of Directors so long as its ownership in the Company's Common Stock outstanding is at least 10%. Dreyfus has designated Mr. Griffin as its nominee for Director.

        Management has been informed that all nominees are willing to serve as Directors if elected, but if any of them should decline or be unable to act as a Director, the proxy holders will vote for the election of another person or persons as they, in their discretion, may choose. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

        The following sets forth, as to each of the nominees, such person's age, principal occupations during recent years, and the period during which such person has served as a Director of the Company. Nominees elected at the Annual Meeting to serve as Directors will serve for a term of one year, until the next annual meeting of the Company's stockholders and until their successors have been elected and qualified.

        THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

        Cortlandt S. Dietler, age 82, has been the Chairman of TransMontaigne since April 1995, and served as Chief Executive Officer from April 1995 to September 1999. He was the founder, Chairman and Chief Executive Officer of Associated Natural Gas Corporation, a natural gas gathering, processing and marketing company, prior to its 1994 merger with PanEnergy Corporation. From 1994 to 1997, Mr. Dietler served as an Advisory Director to PanEnergy Corporation prior to its merger with Duke Energy Corporation in March 1997. Mr. Dietler currently serves as a Director of Hallador Petroleum Company, Cimarex Energy Co., Forest Oil Corporation and Carbon Energy Corporation. Industry affiliations include: Member, National Petroleum Council; Director, American Petroleum Institute; and past Director, Independent Petroleum Association of America.

        Donald H. Anderson, age 55, has been Director, Vice Chairman and Chief Executive Officer of TransMontaigne since September 1999, and has served as President since January 2000. From 1997 through September 1999, Mr. Anderson was the Executive Director and a Principal of Western Growth Capital LLC, a Colorado-based private equity investment and consulting firm. From December 1994 until March 1997, Mr. Anderson was Chairman, President and Chief Executive Officer of PanEnergy Services, PanEnergy's non-jurisdictional operating subsidiary. From December 1994 until March 1997, Mr. Anderson also served as a Director of TEPPCO Partners, LLP. Mr. Anderson was previously President, Chief Operating Officer and Director of Associated Natural Gas Corporation from 1989 until its merger with PanEnergy Corporation in 1994. Mr. Anderson is a director of Bear Paw Energy, LLC.

        Peter B. Griffin, age 58, has been a Director of TransMontaigne since July 2000. Since 1998, Mr. Griffin has been President of Louis Dreyfus Corporation, ("Dreyfus"), and served as Executive Vice President of Dreyfus from 1995 to 1998. Mr. Griffin joined Dreyfus in 1976 as Corporate Controller and subsequently held various administrative and financial positions in both the energy and agricultural business segments. Dreyfus is engaged, as a principal, in the storage, transportation, distribution, marketing and merchandising of a broad range of bulk commodities, including feedgrains, wheat, oilseeds and their products, cotton, coffee, cocoa, sugar, meat, natural gas and natural gas liquids, crude oil and its products, and petrochemicals. Dreyfus conducts its operations throughout North America and Australia. Mr. Griffin is a director of Louis Dreyfus Holding Company Inc. and a member of its subsidiaries, including Dreyfus. Prior to joining Dreyfus, Mr. Griffin was an accountant with Arthur Young & Company.

        Ben A. Guill, age 52, has been a Director of TransMontaigne since March 2001. Since 1998, Mr. Guill has been President of First Reserve Corporation, a private equity fund sponsor specializing in management buyouts and acquisitions in the energy and energy-related industries. From 1980 to 1998, Mr. Guill served as Managing Director and Co-Head of Investment Banking of Simmons & Company International, an investment banking firm. Mr. Guill is a Director of National Oilwell, Inc., Superior Energy Services, Inc., Chicago Bridge & Iron Company, N.V., T3 Energy Services, Quanta Services, Inc. and Dresser, Inc.

        John A. Hill, age 61, has been a Director of TransMontaigne since April 1995. Mr. Hill has been Vice Chairman of the Board, Managing Director and founder of First Reserve Corporation, ("First Reserve"), a private equity fund sponsor specializing in management buyouts and acquisitions in the energy and energy-related industries since June 2000. From 1983 until June 2000, Mr. Hill was Chairman of First Reserve. Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds in Boston and serves as a Director of Devon Energy Corporation and various private companies owned by First Reserve and Continuum Health Partners.

        Bryan H. Lawrence, age 61, has been a Director of TransMontaigne since April 1995. From 1996 to 1997, Mr. Lawrence served as Managing Director of Dillon, Read & Co. Inc., an investment banking firm. In 1997, Mr. Lawrence established Yorktown Partners LLC to manage Yorktown Energy Partners III, L.P. and predecessor partnerships previously managed by Dillon, Read & Co. Inc. Mr. Lawrence also serves as a Director of Vintage Petroleum, Inc., D&K Healthcare Services, Inc., Hallador Petroleum Company and Crosstex Energy, L.P. (each a United States public company), and Cavell Energy Corporation (a Canadian public company), and certain privately-owned companies in which affiliates of Yorktown Partners LLC hold equity interests including PetroSantander Inc., Savoy Energy, L.P., Athanor BV, Camden Resources, Inc., Crosstex Energy Holdings Inc, ESI Energy Services Inc., Ellora Energy Inc., Dernick Resources Inc., Cinco Natural Resources Corporation, Peak Energy Resources, Inc., Approach Resources Inc., Century Exploration Company and Compass Petroleum Ltd.

        Harold R. Logan, Jr., age 58, has been a Director of TransMontaigne since April 1995 and has provided consulting services to TransMontaigne on a contractual basis since January 2003. He served as Executive Vice President and Treasurer of TransMontaigne from April 1995 to December 2002 and as Chief Financial Officer of TransMontaigne from March 2000 to December 2002. From 1985 to 1994, Mr. Logan was Senior Vice President/Finance and a Director of Associated Natural Gas Corporation. Prior to joining Associated Natural Gas Corporation, Mr. Logan was with Dillon, Read & Co. Inc. and Rothschild, Inc. Mr. Logan also serves as Director of Lion Oil Company, Suburban Propane Partners, L.P., Graphic Packaging Corporation, The Houston Exploration Company and Rivington Capital Advisors LLC.

        Edwin H. Morgens, age 62, has been a Director of TransMontaigne since June 1996. Mr. Morgens has been Chairman of Morgens, Waterfall, Vintiadis & Company, Inc., an investment management firm, since 1970. In addition, Mr. Morgens serves as a Director of Programmer's Paradise, Inc.

        Wayne W. Murdy, age 58, was nominated by the Board of Directors on September 26, 2003 to stand for election to the Board at the 2003 Annual Meeting of Stockholders to fill the vacancy on the Board created when the size of the Company's Board of Directors was increased from nine members to ten members by resolution adopted on September 26, 2003. Mr. Murdy is the Chief Executive Officer and Chairman of the Board of Directors of Newmont Mining Corporation ("Newmont"), an international mining company headquartered in Denver, Colorado. Newmont is the world's largest gold producer with mining operations and assets located on five continents. Prior to his election to the office of Chief Executive Officer in 2001 and Chairman of the Board of Directors in 2002, Mr. Murdy served as President of Newmont from 1999 to 2002, Executive Vice President and Chief Financial Officer from 1996 to 1999 and Senior Vice President and Chief Financial Officer from 1992 to 1996. Mr. Murdy has been a Director of Newmont since 1999. Mr. Murdy also serves as a member of the Board of Directors of Tom Brown, Inc. and is a Trustee of the Denver Art Museum.

        Walter P. Schuetze, age 71, has been a Director of TransMontaigne and Chairman of the Company's Audit Committee, since October 1, 2002. Mr. Schuetze currently is an Executive in Residence in the College of Business at the University of Texas—San Antonio, Texas. Mr. Schuetze was the Chief Accountant to the Securities and Exchange Commission of the United States of America from January 1992 through March 1995. He was appointed Chief Accountant of the Commission's Division of Enforcement in November 1997 and served through mid-February 2000, and served as a consultant to the Commission's Division of Enforcement from March 2000 through March 2002 on matters involving accounting and auditing. Mr. Schuetze began his accounting career in 1957 with the public accounting firm of Eaton & Huddle in San Antonio, Texas, which merged with Peat, Marwick, Mitchell & Co. (now KPMG LLP) in 1958. He was a partner in KPMG from 1965 to 1973 when he was appointed to the Financial Accounting Standards Board and from 1976 to 1992. Since April 1, 2002, he has been a member of the Board of Directors of Computer Associates International, Inc., a New York Stock Exchange listed company, and currently is chairman of that company's audit committee.

Meetings and Certain Committees of the Board

        During the fiscal year ended June 30, 2003, the Board of Directors met on 8 occasions. No Director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served. In accordance with the By-laws of the Company, the Board of Directors elects from its members the members of each committee, who serve at the pleasure of the Board. The Board of Directors, as a whole, is responsible for nominating Directors and has not formed a committee for such purpose. The Board of Directors has standing Audit, Compensation, Executive and Finance committees.

        The Audit Committee is composed of three independent Directors, each of whom is able to understand fundamental financial statements and at least one of whom has past experience in accounting or related financial management experience. The Audit Committee's duties and responsibilities are fully discussed in the Report of the Audit Committee set forth in this Proxy Statement. The Audit Committee met 3 times during the Company's fiscal year ended June 30, 2003. The members of the Audit Committee during the Company's fiscal year ended June 30, 2003 were Walter P. Schuetze, Chairman, Peter B. Griffin and Ben A. Guill. Each of the members of the Audit Committee is independent within the meaning of Section 121(A) of the American Stock Exchange listing standards.

        The Compensation Committee is composed entirely of independent Directors and approves the salaries of the executive officers of the Company and administers the Company's equity incentive plans, including the selection of the individuals to be granted awards from among those eligible to participate. The Company has one equity incentive plan: the TransMontaigne Inc. Equity Incentive Plan, as amended (the "1997 Incentive Plan"). The Amended and Restated Employee Nonqualified Stock Option Plan (the "1991 Option Plan") was terminated September 30, 2002. The TransMontaigne Oil Company Employees' Stock Option Plan (the "1995 Option Plan") terminated on December 31, 2001. There are no options outstanding under either the 1991 Option Plan or the 1995 Option Plan. During the Company's fiscal year ended June 30, 2003, grants of restricted stock were awarded. During the Company's fiscal year ended June 30, 2003, the Compensation Committee held 2 formal meetings and acted 3 times by unanimous written consent. The members of the Compensation Committee during the Company's fiscal year were Edwin H. Morgens, Chairman, Ben A. Guill and Bryan H. Lawrence. A report of the Compensation Committee on Executive Compensation is set forth in this Proxy Statement.

Compensation Of Directors

        Employee Directors receive no additional compensation for services on the Board of Directors or committees of the Board. Directors who are not employees were paid an annual fee of $30,000 through June 30, 2003, payable quarterly. All Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee or otherwise by reason of their being a Director. An additional sum of $30,000 per year was paid to the non-employee Director serving as Chairman of the Audit Committee and additional sums of $20,000 per year and $10,000 per year were paid to the non-employee Directors serving as Chairman of the Finance Committee and the Compensation Committee, respectively. This compensation of Directors and committee chairmen is currently in effect for the Company's fiscal year ending June 30, 2004. In addition, discretionary grants of restricted stock, stock options or other stock-based awards may be made to non-employee directors pursuant to the 1997 Incentive Plan. On May 12, 2003, 20,000 shares of restricted common stock were granted to Walter P. Schuetze in his capacity as a member of the Board of Directors when the market price per share was $4.50. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous service on the Board since the grant date.

MANAGEMENT

        The following table sets forth the names, ages and positions of the executive officers of TransMontaigne:

Name	Age	Position
Cortlandt S. Dietler	82	Chairman and Director
Donald H. Anderson	55	Vice Chairman, Chief Executive Officer, President and Director
William S. Dickey	45	Executive Vice President and Chief Operating Officer
Randall J. Larson	46	Executive Vice President, Chief Financial Officer and Chief Accounting Officer
Erik B. Carlson	56	Senior Vice President, Corporate Secretary and General Counsel
Frederick W. Boutin	48	Senior Vice President and Treasurer

        See "Election of Directors" for additional information with respect to Messrs. Dietler and Anderson.

        William S. Dickey has been an Executive Vice President and Chief Operating Officer of TransMontaigne since May 2000. From January 1999 until May 2000, Mr. Dickey was a Vice President of TEPPCO Partners, LLP. From 1994 to 1998, Mr. Dickey served as Vice President and Chief Financial Officer of Duke Energy Field Services.

        Randall J. Larson has been an Executive Vice President and Chief Accounting Officer of TransMontaigne since May 2002. Mr. Larson served as Executive Vice President, Chief Accounting Officer and Controller of TransMontaigne from May 2002 until January 2003 and was appointed Chief Financial Officer on January 1, 2003. From July 1994 through April 2002, Mr. Larson was a partner with KPMG LLP, most recently in KPMG's San Jose, California office. Prior to joining the San Jose office in 1996, Mr. Larson was a partner in KPMG's Department of Professional Practice in the national office in New York City. From July 1992 to June 1994, Mr. Larson served as a Professional Accounting Fellow in the Office of Chief Accountant of the Securities and Exchange Commission. Mr. Larson began his accounting career with KPMG in 1981 in the Denver, Colorado office.

        Erik B. Carlson has been Senior Vice President, Corporate Secretary and General Counsel of TransMontaigne since January 1998. From February 1983 until January 1998, Mr. Carlson served as Senior Vice President, General Counsel and Corporate Secretary of Associated Natural Gas Corporation or its successor, Duke Energy Field Services.

        Frederick W. Boutin has been a Senior Vice President and Treasurer of the Company since June 1, 2003. Mr. Boutin joined TransMontaigne in 1995 and has served in various corporate capacities at both the parent company and subsidiary levels. From 1985 to 1995, Mr. Boutin served as a Vice President of Associated Natural Gas, Inc.

OWNERSHIP OF COMMON STOCK

        The following table sets forth certain information regarding the beneficial ownership of Common Stock and Common Stock equivalents as of August 31, 2003 by each Director and nominee, and by each individual serving as an executive officer as of August 31, 2003 and who is named in the Summary Compensation table set forth under "Executive Compensation" below, by each person known by TransMontaigne to own more than 5% of the outstanding shares of Common Stock and by all Directors and those serving as executive officers as of August 31, 2003 as a group. The information set forth below is based solely upon information furnished by such individuals or contained in filings made by such beneficial owners with the Securities and Exchange Commission (the "SEC").

Name and Address of Beneficial Owner	Number of Shares(1)(2)	Percent of Class(2)	Percent of Voting Power(3)
Cortlandt S. Dietler(4) PO Box 5660 Denver, CO 80217	2,215,954	5.4%	4.3%
Donald H. Anderson(5)	267,005	(6)	(6)
William S. Dickey(7)	232,390	(6)	(6)
Randall J. Larson(8)	112,924	(6)	(6)
Erik B. Carlson(9)	159,703	(6)	(6)
Frederick W. Boutin(10)	289,104	(6)	(6)
First Reserve Corporation(11)
First Reserve Fund VII, Limited Partnership	3,894,481	9.2%	7.5%
First Reserve Fund VIII, LP	6,225,953	14.3%	12.0%

(Group Total)	10,112,244	22.2%	19.6%
Louis Dreyfus Corporation Twenty Westport Road P.O. Box 810 Wilton, CT 06897-0810	4,351,080	10.7%	8.4%
Merrill Lynch Investment Managers, L.P.(12)	2,367,431	5.8%	4.6%
Yorktown Partners LLC(13)
Yorktown Energy Partners III, L.P.	3,109,032	7.4%	6.0%
Yorktown Partners LLC	95,650	(6)	(6)

(Group Total)	3,204,682	7.6%	6.2%
J.P. Morgan Chase & Co.(14)
Fleming US Discovery Fund III, L.P.	2,679,424	6.4%	5.2%
Fleming US Discovery Offshore Fund III, L.P.	429,456	1.1%	(6)

(Group Total)	3,108,880	7.4%	6.0%
J.P. Morgan Chase & Co. 1211 Avenue of the Americas, 38th Floor New York, New York 10036
Peter B. Griffin(15) Louis Dreyfus Corporation Twenty Westport Road P.O. Box 810 Wilton, CT 06897-0810	4,351,080	10.7%	8.4%
Ben A. Guill(16) First Reserve Corporation 600 Travis, Suite 6000 Houston, TX 77002	10,112,244	22.2%	19.6%

John A. Hill(16) First Reserve Corporation 411 West Putnam Avenue, #109 Greenwich, CT 06830	10,112,244	22.2%	19.6%
Bryan H. Lawrence(17) Yorktown Partners LLC 410 Park Avenue, 19th Floor New York, NY 10022	3,281,928	7.8%	6.3%
Harold R. Logan, Jr.(18) 1488 Wazee #3-D Denver, Colorado 80202	376,803	(6)	(6)
Edwin H. Morgens(19) Morgens, Waterfall, Vintiadis & Company, Inc. 600 Fifth Avenue, 27th Floor New York, NY 10022	253,030	(6)	(6)
Wayne W. Murdy 1700 Lincoln Street Denver, Colorado 80203	-0-	0%	0%
Walter P. Schuetze(20) 8940 Fair Oaks Parkway Boerne, Texas 78015	20,000	(6)	(6)
All Directors and Executive Officers as a Group (14 Persons)(21)	21,672,165	45.7%	41.6%

(1)
All shares are owned both of record and beneficially unless otherwise specified by footnote to this table. Based solely upon information furnished to the Company by such individuals or contained in filings made by such beneficial owners with the SEC.

(2)
Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights, or conversion privileges exercisable within sixty days of the date of this table (August 31, 2003) are deemed outstanding for the purpose of calculating the number and percentage owned by such person. The shares of common stock issuable upon conversion of the outstanding shares of Series B Preferred are also deemed outstanding for the purpose of computing the percentage of beneficial ownership of the person holding those shares, but are not deemed outstanding for computing the percentage of beneficial ownership of any other person. As of August 31, 2003, the Company had 40,675,530 shares of Common Stock outstanding.

(3)
The percentage of voting power column represents the combined voting power of our shares of Common Stock and Series B Preferred outstanding on August 31, 2003. The holders of our Series B Preferred vote together as a single class with the holders of our Common Stock, on an as-converted basis, on all matters submitted to a vote other than the election of directors. As of August 31, 2003, there were 72,890 shares of Series B Preferred outstanding convertible into 11,043,928 shares of Common Stock.

(4)
Includes 2,000 shares, as to which Mr. Dietler disclaims beneficial ownership, held by Mr. Dietler's spouse, 149,696 shares issuable upon the conversion of Series B Preferred and 29,500 shares of restricted stock subject to vesting.

(5)
Includes 63,000 shares issuable upon the exercise of outstanding options and 118,000 shares of restricted stock subject to vesting.

(6)
Less than one percent.

(7)
Includes 60,000 shares as to which Mr. Dickey disclaims beneficial ownership, owned by DQ Investment Group, a family general partnership, of which Mr. Dickey is a general partner. Includes 45,000 shares issuable upon exercise of outstanding options and 99,500 shares of restricted stock subject to vesting.

(8)
Includes 92,500 shares of restricted stock subject to vesting and 7,500 shares issuable upon the exercise of outstanding options.

(9)
Includes 550 shares held in an IRA for Mr. Carlson's spouse, and 1,840 shares and 1,725 shares held in trust for Mr. Carlson's son and daughter, respectively, all of which Mr. Carlson disclaims beneficial ownership, 9,000 shares issuable upon the exercise of outstanding options and 64,670 shares of restricted stock subject to vesting.

(10)
Includes 9,000 shares issuable upon the exercise of outstanding options and 45,950 shares of restricted stock subject to vesting.

(11)
The number of shares shown as beneficially owned by First Reserve Corporation ("First Reserve") consist of all the shares owned by First Reserve Fund VII, Limited Partnership and First Reserve Fund VIII, LP (collectively the "First Reserve Funds"). Includes 4,862,878 shares of Common Stock issuable upon conversion of Series B Preferred. Each of the First Reserve Funds is deemed to beneficially own the 8,190 shares held by Mr. Hill, but the shares held by Mr. Hill are included in the group total once. First Reserve may be deemed to have beneficial ownership of the shares of Common Stock held by the First Reserve Funds because it is the general partner of each of the First Reserve Funds and has voting and dispositive power over those shares. The First Reserve Funds may be deemed to have beneficial ownership of the shares held by Mr. Hill because of his ownership of common stock of First Reserve and his positions as Vice Chairman and Managing Director of First Reserve. First Reserve disclaims beneficial ownership of the shares held by Mr. Hill. The address of First Reserve and the First Reserve Funds is 411 West Putnam Avenue, Suite 109, Greenwich, CT 06830.

(12)
TransMontaigne has granted to Merrill Lynch Investment Managers, L.P. the right to maintain its 15% ownership of Common Stock if TransMontaigne issues stock in the future. Merrill Lynch & Co., Inc., is a parent holding company. Merrill Lynch Investment Managers, an operating division of Merrill Lynch & Co., Inc., a widely-held public company, has sole voting and dispositive control over these shares. The address for Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers, L.P.) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10381. The address for ML Fundamental Growth Fund Inc. is 800 Scudders Mill Road, Plainsboro, NJ 08536.

(13)
Yorktown Partners LLC, as investment manager to Yorktown Energy Partners III, L.P. and as agent through an irrevocable power of attorney, is deemed to beneficially own an aggregate of 3,204,682 shares of Common Stock, 1,542,423 of which are shares issuable upon conversion of Series B Preferred. The address for Yorktown Partners LLC and Yorktown Energy Partners III, L.P. is 410 Park Avenue, New York, NY 10022. The natural person who holds voting and investment power over such shares is, to the Company's knowledge, Peter A. Leidel.

(14)
The shares of Common Stock held by J.P. Morgan Chase & Co. are held by the Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. (collectively the "Fleming Funds") and 1,496,211 shares of Common Stock issuable upon conversion of the Series B Preferred. J.P. Morgan Chase & Co., investment advisor to the Fleming Funds, may be deemed to have beneficial ownership of the shares of Common Stock held by the Fleming Funds. The natural persons who hold voting and investment power over such shares are, to the Company's knowledge, Robert L. Burr and Arthur A. Levy.

(15)
Peter B. Griffin does not directly own any Common Stock. Mr. Griffin may be deemed to have beneficial ownership of the shares of Common Stock held by Louis Dreyfus Corporation because Mr. Griffin is President of Louis Dreyfus Corporation, which owns 4,351,080 shares of Common Stock. Mr. Griffin expressly disclaims beneficial ownership of the shares owned by Louis Dreyfus Corporation.

(16)
The number of shares shown as beneficially owned by Mr. Guill includes 10,112,244 shares owned by the First Reserve Funds. Mr. Guill may be deemed to have beneficial ownership of the shares held by the First Reserve Funds because of his ownership of common stock of First Reserve and his position as President of First Reserve. Mr. Guill expressly disclaims beneficial ownership of the shares owned by the First Reserve Funds. The number of shares shown as beneficially owned by Mr. Hill includes 8,190 shares directly owned by Mr. Hill that are included in the 10,112,244 shares owned by the First Reserve Funds. Since the shares owned by Mr. Hill are included in the shares held by the First Reserve Funds, they are included in the total beneficially owned by Mr. Hill once. Mr. Hill may be deemed to have beneficial ownership over the shares held by the First Reserve Funds because of his ownership of common stock of First Reserve and his positions as Vice Chairman and Managing Director of First Reserve. Mr. Hill expressly disclaims beneficial ownership of these shares.

(17)
Includes 3,204,682 shares reported as beneficially owned by Yorktown Partners LLC, of which 1,542,423 are issuable upon conversion of the Series B Preferred beneficially owned by Yorktown Partners LLC. Mr. Lawrence is a founder and an affiliate of Yorktown Partners LLC and disclaims beneficial ownership of these shares.

(18)
Includes 9,000 shares issuable upon the exercise of outstanding options and 28,750 shares of restricted stock subject to vesting.

(19)
Includes 199,806 shares, as to which Mr. Morgens disclaims beneficial ownership, held by the Edwin Morgens and Linda Morgens 1993 Trust and 7,080 shares, as to which Mr. Morgens disclaims beneficial ownership, held by the Lauren W. Morgens 1999 Trust.

(20)
Includes 20,000 shares of restricted stock subject to vesting.

(21)
Of such 21,672,165 shares, (a) 142,500 represent shares issuable upon the exercise of outstanding options, (b) 498,870 shares of restricted stock are subject to vesting, (c) 6,554,997 shares of Common Stock are issuable upon conversion of Series B Preferred, (d) 10,112,244 shares indicated as being owned by the First Reserve Funds, which includes the 8,190 shares directly owned by Mr. Hill and deemed beneficially owned by Mr. Guill and Mr. Hill, are included only once in the aggregate number of shares held by all Directors and executive officers as a group, (e) 4,351,080 shares indicated as being owned by Louis Dreyfus Corporation, and deemed beneficially owned by Mr. Griffin, are included only once in the aggregate number of shares held by all Directors and executive officers as a group, (f) 3,204,682 shares indicated as being deemed beneficially owned by Yorktown Partners LLC and deemed beneficially owned by Mr. Lawrence, are included only once in the aggregate number of shares held by all Directors and executive officers as a group, and (g) Directors and executive officers disclaim beneficial ownership with respect to 17,932,817 shares.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain information regarding compensation earned during each of the Company's last three fiscal years by all individuals serving as the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers based on salary and bonus earned in the fiscal year ended June 30, 2003 (collectively, the "Named Executive Officers").

		Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Year	Salary(1)	Bonus	Other Annual Compensation			Securities Underlying Options(#)	Restricted Stock Awards($)		All Other Compensation(2)
Donald H. Anderson Vice Chairman of the Board, Chief Executive Officer and President	2003 2002 2001	$315,000 312,961 301,538	$100,000 100,000 —	$	— — —		— — 50,000	$174,400 49,500 142,500	(3) (4) (5)	$5,500 5,325 4,500
William S. Dickey Executive Vice President and Chief Operating Officer	2003 2002 2001	240,000 235,962 225,000	150,000 100,000 —		— — —		— — 50,000	218,000 123,750 47,500	(6) (7) (8)	5,500 5,325 3,375
Randall J. Larson(9) Executive Vice President, Chief Financial Officer and Chief Accounting Officer	2003 2002 2001	250,000 36,538 —	30,000 — —		12,352 10,000 —	(10) (10)	— 75,000 —	109,000 378,750 —	(11) (12)	2,538 — —
Erik B. Carlson Senior Vice President, General Counsel and Secretary	2003 2002 2001	215,000 210,962 200,000	75,000 65,000 —		— — —		— — 30,000	130,800 49,500 133,475	(13) (4) (14)	5,500 5,325 4,519
Frederick W. Boutin Senior Vice President and Treasurer	2003 2002 2001	215,000 210,962 200,000	30,000 30,000 —		— — —		— — 30,000	65,400 37,125 123,500	(15) (16) (17)	5,500 5,325 5,250
Harold R. Logan, Jr.(18) Former Executive Vice President, Chief Financial Officer and Treasurer	2003 2002 2001	113,289 210,962 200,000	100,000 50,000 —		— — —		— — 30,000	— 37,125 95,000	(16) (19)	2,449 5,325 5,250

(1)
Amounts shown set forth all cash compensation earned by each of the Named Executive Officers in the years shown, including salaries deferred under the TransMontaigne Inc. Savings and Profit Sharing Plan (the "401(k) Plan") pursuant to Section 401(k) of the Internal Revenue Code.

(2)
Amounts shown set forth the Company's matching contributions to the Company's 401(k) Plan.

(3)
Represents 40,000 shares of restricted stock granted on October 25, 2002 when the market price was $4.36 on the date of the grant. The restricted stock award vests 10% after the first year, 20% after the second year, 30%after the third year and 40% after the fourth year of continuous employment since the grant date.

(4)
Represents 10,000 shares of restricted stock granted on October 1, 2001 when the market price was $4.95. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(5)
Represents 30,000 shares of restricted stock on granted October 15, 2000 when the market price was $4.75. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(6)
Represents 50,000 shares of restricted stock granted on October 25, 2002 when the market price was $4.36 on the date of the grant. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(7)
Represents 25,000 shares of restricted stock granted on October 1, 2001 when the market price was $4.95. The restricted stock awards vest 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since each grant date.

(8)
Represents 10,000 shares of restricted stock granted on October 15, 2000 when the market price was $4.75. The restricted stock awards vest 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since each grant date.

(9)
Mr. Larson became an employee of the Company May 1, 2002 as Executive Vice President, Chief Accounting Officer and Controller, and became Chief Financial Officer on January 1, 2003.

(10)
The other 2003 annual compensation for Mr. Larson consists of reimbursement for certain relocation expenses. The other 2002 annual compensation for Mr. Larson consists of a $10,000 relocation bonus.

(11)
Represents 25,000 shares of restricted stock granted on October 25, 2002 when the market price was $4.36. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(12)
Represents 75,000 shares of restricted stock granted on May 1, 2002 when the market price was $5.05. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(13)
Represents 30,000 shares of restricted stock granted on October 25, 2002 when the market price was $4.36. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(14)
Represents 28,100 shares of restricted stock granted on October 15, 2000 when the market price was $4.75. The restricted stock awards vest 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(15)
Represents 15,000 shares of restricted stock granted on October 25, 2002 when the market price was $4.36 on the date of the grant. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(16)
Represents 7,500 shares of restricted stock granted on October 1, 2001 when the market price was $4.95 on the date of the grant. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(17)
Represents 26,000 shares of restricted stock granted on October 15, 2000 when the market price was $4.75 on the date of the grant. The restricted stock award vests 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

(18)
Mr. Logan resigned from the Company effective December 31, 2002 and entered into a consulting agreement with the Company effective as of January 1, 2003. In addition to providing consulting services to the Company, Mr. Logan continues as a member of the Board of Directors and serves as Chairman of the Finance Committee.

(19)
Represents 20,000 shares of restricted stock granted on October 15, 2000 when the market price was $4.75. The restricted stock awards vest 10% after the first year, 20% after the second year, 30% after the third year and 40% after the fourth year of continuous employment since the grant date.

Option Grants In Last Fiscal Year

        No stock options were granted to the Named Executive Officers under the 1997 Incentive Plan during the fiscal year ended June 30, 2003.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year End Option Values

        The following table provides information with respect to the options that were exercised during fiscal year ended June 30, 2003 and the value as of June 30, 2003 of unexercised options held by the Named Executive Officers. The value of unexercised options at the fiscal year end is calculated using the difference between the option exercise price and the fair market value of the Company's Common Stock at June 30, 2003, $6.48.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)
					Value of Unexercised Options At Fiscal Year-End($)
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Donald H. Anderson	—	—	63,000	67,000	$105,990	$138,910
William S. Dickey	—	—	45,000	55,000	40,950	95,550
Randall J. Larson	—	—	7,500	67,500	10,725	96,525
Erik B. Carlson	—	—	9,000	21,000	24,570	57,330
Frederick W. Boutin	—	—	9,000	21,000	24,570	57,330
Harold R. Logan, Jr.(1)	—	—	9,000	21,000	24,570	57,330

(1)
Mr. Logan resigned from the Company effective December 31, 2002 and entered into a consulting agreement with the Company effective as of January 1, 2003. In addition to providing consulting services to the Company, Mr. Logan continues as a member of the Board of Directors and as Chairman of the Finance Committee. Under the TransMontaigne Inc. Equity Incentive Plan, as amended, (the "1997 Incentive Plan"), Mr. Logan continues to vest in his options as long as he provides services to the Company as a consultant, or as a member of the Board of Directors.

Equity Compensation Plan Information

        The following table sets forth certain information regarding the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's equity compensation plans as of June 30, 2003.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise prince of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(2)	1,004,500	$4.51	1,998,619
Equity compensation plans not approved by security holders	—	—	—

Total	1,004,500	$4.51	1,998,619

(1)
This table includes the stock options outstanding under the 1997 Incentive Plan, the Company's only equity compensation plan as of June 30, 2003. There were no warrants and rights outstanding at June 30, 2003 under the Company's equity compensation plan.

(2)
The stockholders approved the 1997 Incentive Plan in 1997, and approved amendments to the 1997 Incentive Plan in 1999 and in 2002. The 1999 amendment to the 1997 Incentive Plan increased the number of authorized shares from 1,800,000 to 3,500,000 and added an "evergreen" provision to automatically increase the number of shares available for issuance under the 1997 Incentive Plan beginning on June 30, 2000, and on each June 30 thereafter during the term of the 1997 Incentive Plan, a number of shares of the Company's Common Stock equal to one percent (1%) of the total number of issued and outstanding shares of the Company's Common Stock on the last day of the immediately preceding fiscal year. As of June 30, 2003 there were 1,280,847 shares of the Company's Common Stock available for grant under the 1997 Incentive Plan. The 2002 amendment to the 1997 Incentive Plan provides for the grant of equity-based awards to non-employee Directors of the Company from time to time. The 1997 Incentive Plan terminates on August 27, 2007.

Employment Contracts And Termination Of Employment And Change In Control Agreements

        With the authorization and approval of the Board of Directors, the Company has entered into Change in Control Agreements with certain executive officers and key employees of the Company and its subsidiaries, including the Named Executive Officers. The agreements are for an initial term of three years, from April 12, 2001 to April 11, 2004 with respect to all Named Executive Officers with the exception of Mr. Larson, whose Change in Control Agreement has an initial term of three years, from May 1, 2002 to April 30, 2005, after which the agreements automatically renew on the anniversary date for consecutive one year periods, unless terminated by either party upon ninety days prior notice; provided, however, that notwithstanding any such notice, the agreement will continue in effect for twenty-four months in the event an actual or threatened change in control (as defined in the agreement) occurs during the initial term or any extension thereof. The agreements provide that if the Named Executive Officer is terminated other than for cause during the term of the agreement, or within two years after a change in control of the Company, or if the Named Executive Officer terminates his employment for good reason within such time period, the Named Executive Officer is entitled to receive a lump-sum severance payment equal to a multiple of two times the sum of such Named Executive Officer's annual salary and target bonus, as then in effect, together with certain other payments and benefits, including continuation of employee welfare benefits. In addition, should the Named Executive Officer be subject to the excise tax on excess parachute payments as a result of such payment and payments under other plans due to a change in control, an additional payment will be made to restore the after-tax severance payment due the Named Executive Officer to the same amount which the Named Executive Officer would have retained had the excise tax not been imposed.

Report of the Compensation Committee

        The Compensation Committee is responsible for the Company's executive compensation program, the purpose of which is to enable the Company to attract, retain and motivate the executive personnel deemed necessary to maximize return to stockholders. The fundamental concept of the program is to align the amount of an executive's total compensation with his contribution to the success of the Company in creating stockholder value. The Compensation Committee's duties include the annual review and approval of the compensation of the Chief Executive Officer, review and determination of individual elements of compensation for the Company's other executive officers, administration of long-term incentive plans for management, including the selection of the individuals to be granted awards from among those eligible to participate. At present, the executive compensation program is comprised of salary, long-term incentive opportunities in the form of restricted stock awards, cash bonuses based upon the financial performance of the Company and employee welfare benefits typically offered.

        Base Salaries.    The factors considered in determining base compensation levels for the Chief Executive Officer and the Company's other executive officers included the goals outlined above and were evaluated by the Compensation Committee to be consistent with competitive practices (including companies with comparable market valuations, lines of business and/or revenues) and level of responsibility. Based upon the Company's overall financial performance during the previous fiscal year, as well as the market performance of the Company's Common Stock, the Compensation Committee, in discussions with Mr. Anderson, President and Chief Executive Officer of the Company, determined that Mr. Anderson's annual base salary should remain at $315,000.

        Cash Bonuses.    Given the continued improvement in financial performance of the Company during the previous fiscal year, cash bonuses were awarded to the Company's executive officers, including Mr. Anderson.

        Long-Term Incentives.    The Compensation Committee believes that long-term compensation should comprise a substantial portion of each executive officer's total compensation. Long-term compensation provides incentives that encourage the executive officers to own and hold the Company's stock and tie their long-term economic interests directly to those of the Company's stockholders and rewards executives for improved performance by the Company. To date, the only long-term compensation available for use by the Compensation Committee has been the grant of awards of stock options and shares of restricted stock.

        The Compensation Committee also approved certain grants of restricted stock to certain executive officers and key employees of the Company and its subsidiaries in order to align the equity incentive awards of such executive officers and key employees with other members of their peer group within the Company and its subsidiaries. The grant of restricted stock to certain executive officers and key employees of the Company and its subsidiaries was effective as of October 25, 2002, with a vesting schedule over a period of four years from the grant date.

        During the fiscal year ended June 30, 2003, the Compensation Committee awarded 840,500 shares of restricted stock. Of that amount, 190,000 shares were issued to Named Executive Officers and to a Director of the Company.

        Other.    In addition, the executive officers participate in the Company's 401(k) Plan, which consists of elective employee salary reduction contributions and a Company match equal to 50% of employee contributions on the first 6% of employee compensation contributed.

        The Compensation Committee has reviewed the limitation on the deductibility of compensation for federal income tax purposes pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and the four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if specified requirements are met. The Compensation Committee currently intends to structure performance-based compensation, including restricted stock and stock option grants, if any, and annual bonuses, to executive officers who may be subject to Section 162(m) of the Code in a manner that satisfies those requirements. For the year ended June 30, 2003, none of our executive officers' compensation subject to the deductibility limits exceeded $1,000,000.

        The Compensation Committee does not anticipate awarding levels of compensation that result in such a disallowance under Section 162(m) of the Code. The Compensation Committee may authorize compensation in the future that results in amounts above the limit if it determines that such compensation is in the best interests of the Company. In addition, the limitation may affect the future grant of restricted stock, stock options or other stock awards. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) of the Code does in fact do so.

Compensation Committee
Edwin H. Morgens, Chairman Bryan H. Lawrence Ben A. Guill

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ended June 30, 2003, there were no Compensation Committee interlocks between the Company and any other entity.

Performance Graph

        The graph set forth below provides an indicator of cumulative total stockholder returns on an investment of $100 in shares of our Common Stock as compared to an investment of $100 in the S&P 500 Stock Index and a "peer group" index over the period beginning April 30, 1998 and ending June 30, 2003.

	4/30/98	6/30/98	6/30/99	6/30/00	6/30/01	6/30/02	6/30/03
TransMontaigne	$100.00	$101.71	$85.90	$41.88	$39.66	$41.37	$44.31
S & P 500	$100.00	$102.27	$125.55	$134.65	$114.68	$94.05	$94.29
Peer Group(1)	$100.00	$104.64	$126.45	$126.03	$114.05	$46.45	$52.63

(1)
The peer group consists of the following issuers, each of which has been weighted according the respective issuer's stock market capitalization at the beginning of each period for which a return is indicated according to SEC requirements: Buckeye Partners, L.P., TEPPCO Partners, L.P., Kaneb Pipe Line Partners, L.P., The Williams Companies, Inc., Western Gas Resources, Inc. and GATX Corporation.

Certain Relationships and Related Transactions

        Effective December 31, 2002, Mr. Harold R. Logan, Jr. resigned as Executive Vice President and Chief Financial Officer of the Company. Effective January 1, 2003, Mr. Logan entered into a Consulting Agreement with the Company pursuant to which Mr. Logan agreed to perform certain financial and banking consulting services for the Company for a period of two years. The Consulting Agreement provides annual compensation to Mr. Logan of $100,000 for the first year of services and $75,000 for the second year of services. Mr. Logan has agreed to continue as a member of the Company's Board of Directors and to serve as Chairman of the Finance Committee of the Board.

        Harold R. Logan, Jr., a Director of the Company, is also a Director of Lion Oil Company, in which the Company owns an 18.04% ownership interest. The Company purchased $15,490,854 of refined petroleum products from and sold $2,447,231 of refined petroleum products to Lion Oil Company in the year ended June 30, 2003, all of which product purchases and sales were made at market prices negotiated between the Company and Lion Oil Company or through independent brokers. The Company believes the prices paid by and to Lion Oil Company were comparable to prices that would have been paid by and to independent third parties.

        During the 2003 fiscal year, the Company paid $252,453 to Arapahoe Development, Inc. ("Arapahoe"), owned by Cortlandt S. Dietler, Chairman of the Board of Directors and Chairman of the Company, for flights aboard an aircraft owned by Arapahoe. The Company believes that the prices paid for those flights were competitive with rates charged by other aircraft leasing companies for similar services.

        Pursuant to certain agreements (i) partnerships managed by First Reserve Corporation ("First Reserve"), Yorktown Energy Partners, L.P. and other venture capital funds managed by, and shares owned by, officers of Dillon, Read & Co. Inc., and Waterwagon & Co., nominee for Merrill Lynch Growth Fund for Investment and Retirement, have the right to require the Company to register their shares under the Securities Act of 1933; and (ii) the Company agreed to take all action necessary to cause two Directors designated by affiliates of First Reserve from time to time to be elected to the Company's Board of Directors so long as their ownership of the Company's Common Stock outstanding is at least 10%. The affiliates of First Reserve have designated Ben A. Guill and John A. Hill as their nominees for Directors.

        During the 2003 fiscal year, the Company purchased $31,592,134 of refined petroleum products from and sold $26,157,180 of refined petroleum products to Louis Dreyfus Energy Services, an affiliate of Louis Dreyfus Corporation ("Dreyfus"), all of which purchases and sales were made at market prices negotiated between the Company and the Dreyfus affiliate, or through independent brokers. The Company believes the prices paid by and to the Dreyfus affiliate were comparable to prices that would have been paid by and to independent third parties.

        Pursuant to a stock purchase agreement between the Company and Dreyfus, the Company agreed to take all action necessary to cause one Director designated by Dreyfus from time to time to be elected to the Company's Board of Directors as long as its ownership in the Company's Common Stock outstanding is at least 10%. Dreyfus has designated Peter B. Griffin as its nominee for Director. Pursuant to a registration rights agreement entered into between the Company and Dreyfus contemporaneously with the stock purchase agreement, Dreyfus and each entity at least eighty percent owned, directly or indirectly by S.A. Louis Dreyfus et Cie., has the right to require the Company to register their shares under the Securities Act of 1933.

        See "Compensation Committee Interlocks and Insider Participation" for a description of additional related party transactions.

Report of the Audit Committee

        The Audit Committee operates under a written charter adopted by the Board of Directors. The responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

        As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and compliance processes. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. KPMG LLP, the Company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

        At four meetings during the fiscal year ended June 30, 2003, the Audit Committee reviewed and discussed the Company's financial statements filed with the Securities and Exchange Commission for each quarter during the fiscal year ended June 30, 2003 with the Company's independent auditors, as well as with Company officers and employees who are responsible for financial reporting, accounting, internal controls, and legal matters. The Audit Committee's agenda is established by the Chairman of the Audit Committee. The Audit Committee had private sessions, at each of its meetings, with the independent auditors at which discussions of financial management, accounting and internal control issues took place.

        In addition to its other responsibilities, the Audit Committee recommends the appointment of the independent auditors to the Board of Directors, and reviews and approves the scope of and fees related to the audit. The Audit Committee monitors the activities and performance of the Company's external auditors, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the independence of the Company's auditors' and determined that it is compatible.

        The Audit Committee received and reviewed the written disclosures from the Company's independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

        The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor.

        Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees.

        Based upon the reviews and discussions referred to above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2003 to be filed with the Securities and Exchange Commission.

        In accordance with the rules of the Securities and Exchange Commission, the foregoing information, which is required by paragraphs (a) and (b) of Regulation S-K Item 306, shall not be deemed to be "soliciting material," or to be "filed" with the Commission or subject to the Commission's Regulation 14A, other than as provided in that Item, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Audit Committee
Walter P. Schuetze (Chairman) Peter B. Griffin Ben A. Guill

Audit Fees

        Audit fees billed or expected to be billed to the Company by KPMG LLP for the audit of our financial statements for the fiscal year ended June 30, 2003 and for reviews of our financial statements included in our quarterly reports on Form 10-Q for the last fiscal year totaled $525,000.

Financial Information Systems Design and Implementation Fees

        No fees were billed or are expected to be billed to the Company by KPMG LLP for services provided during the last fiscal year for the design and implementation of financial information systems.

All Other Fees

        Fees billed or expected to be billed to the Company by KPMG LLP for all other non-audit services provided during the last fiscal year totaled $135,500, which included $125,000 for work on the Company's registration statement on Form S-4 filed in July 2003. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining KPMG LLP's independence and believes that the provision of such services is compatible with maintaining their independence.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons") to file with the SEC and the American Stock Exchange initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file reports by those due dates. Reporting Persons are also required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 2003, all Section 16(a) filing requirements applicable to such Reporting Persons were complied with, except with respect to a late Form 4 for one transaction by Mr. Dickey.

APPROVAL OF TRANSMONTAIGNE INC.
AMENDMENT OF CERTIFICATE OF INCORPORATION

Description of the Proposed Amendment and Vote Required.

        On September 26, 2003, the Board of Directors unanimously adopted resolutions approving a proposal to amend Section 5.1 of Article IV of the Restated Certificate of Incorporation in order to increase the number of shares of Common Stock which the Company is authorized to issue from 80,000,000 shares, par value $0.01 per share, to 150,000,000 shares, par value $0.01 per share.

        The Board of Directors determined that this amendment is advisable and directed that the proposed amendment be considered at the Annual Meeting of Stockholders to be held November 20, 2003. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company and the holders of a majority of the Series B Preferred based upon the number of shares of Common Stock into which the shares of Series B Preferred are convertible is required to approve the proposed amendment, voting together as a single class.

        The proposed amendment of Section 5.1 of Article IV of the Restated Certificate of Incorporation reads in its entirety as follows:

            "5.1    The total number of shares that the Corporation shall have authority to issue is 152,000,000 shares, of which 150,000,000 shares shall be common stock, each with a par value of $0.01 ("Common Stock"), and 2,000,000 shares shall be preferred stock, each with a par value of $0.01 ("Preferred Stock")."

Purposes and Effects of Increasing the Number of Authorized Shares of Common Stock

        The additional 70,000,000 shares of Common Stock would be a part of the existing class of Common Stock, and if and when issued, would all have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting.

        The number of shares of authorized Common Stock was last increased on December 18, 1998, when the stockholders approved an Amendment to the Certificate of Incorporation increasing the authorized shares of Common Stock from 40,000,000 shares to the present 80,000,000 shares. As of September 26, 2003, 40,689,530 shares are issued and outstanding; 11,043,939 shares are reserved for issuance upon conversion of the Company's Series B Preferred; and 2,999,279 shares are reserved for issuance under the Company's 1997 Equity Incentive Plan, and 21,905 shares are subject to miscellaneous reserves resulting in 25,245,347 shares of Common Stock which are currently uncommitted.

        The Board of Directors would have sole discretion to issue the additional shares of Common Stock from time to time for any corporate purpose, including but not limited to the sale of Common Stock to obtain additional capital funds, the purchase of property, the acquisition of other companies and other corporate purposes.

        In the event the stockholders approve this amendment, the Board of Directors currently intends to file a Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable following such stockholder approval. If the stockholders do not approve this amendment, the existing Restated Certificate of Incorporation will remain in effect.

Recommendation of the Board of Directors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

ANNUAL REPORT

        THE ANNUAL REPORT ON FORM 10-K OF THE COMPANY FOR THE FISCAL YEAR ENDED JUNE 30, 2003 ACCOMPANIES THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE 2003 ANNUAL REPORT, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS, DOES NOT FORM ANY PART OF THE MATERIALS FOR THE SOLICITATION OF PROXIES. STOCKHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) SHOULD ADDRESS A WRITTEN REQUEST TO ERIK B. CARLSON, SECRETARY, TRANSMONTAIGNE INC., 1670 BROADWAY, SUITE 3100, DENVER, COLORADO 80202. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

STOCKHOLDER PROPOSALS AND OTHER MATTERS

        Any proposal intended to be presented by a stockholder at the 2004 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's principal office no later than June 20, 2004 in order to be considered for inclusion in the Company's Proxy Statement and form of Proxy for that meeting. For any proposal a stockholder wishes to bring before the 2004 Annual Meeting of Stockholders but for which such stockholder does not seek to have a written proposal included in the Company's Proxy Statement relating to such meeting, if the Company does not receive notice of such proposal on or prior to June 13, 2004, the proxies solicited on behalf of the Company's Board of Directors will confer discretionary authority to vote with respect to such proposal.

        The Board of Directors knows of no other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named in the proxies will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

        KPMG LLP has been selected to serve as the Company's independent public auditors for the fiscal year ending June 30, 2004. The Company anticipates that a representative of KPMG LLP will be present at the Annual Meeting. Such representative will have an opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

        THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED AND RETURNED IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PROMPT MAILING OF THE PROXY WILL BE APPRECIATED.

By Order of the Board of Directors

Erik B. Carlson Secretary

October 17, 2003

4550-PS-03

P R O X Y
TRANSMONTAIGNE INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2003 ANNUAL MEETING OF STOCKHOLDERS

November 20, 2003

The undersigned stockholder of TRANSMONTAIGNE INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 17, 2003, and hereby appoints Donald H. Anderson and Erik B. Carlson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of TRANSMONTAIGNE INC. to be held on November 20, 2003 at 9:30 a.m., EST, in the Vanderbilt Mansion Ballroom of The Inn at Fisher Island, Fisher Island, Florida, and at any adjournment or postponement thereof, and to vote all shares of Common Stock or Common Stock equivalents which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

DETACH HERE

☒    Please mark votes as in this example

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY TO THE PROXIES TO VOTE ON ANY OTHER PERSON SELECTED BY THE BOARD OF DIRECTORS IN SUBSTITUTION FOR ANY NOMINEE THAT IS UNWILLING OR UNABLE TO SERVE, AND ON ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

1.
Election of ten Directors:

Nominees:	(01) Cortlandt S. Dietler, (02) Donald H. Anderson, (03) Peter B. Griffin, (04) Ben A. Guill, (5) John A. Hill, (06) Bryan H. Lawrence, (07) Harold R. Logan, Jr., (08) Edwin H.Morgens, (09) Walter W. Murdy and (10) Walter P. Schuetze.
FOR ALL NOMINEES ☐	WITHHELD FROM ALL NOMINEES ☐
☐

  To withhold authority to vote for any Nominee(s), check the box and write such Nominee(s) name(s) above.

2.
To approve the amendment of Section 5.1 of Article IV of the Company's Restated Certificate of Incorporation.

FOR ☐	AGAINST ☐	ABSTAIN ☐
3.
And, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

MARK HERE FOR ADDRESS CHANGE    ☐
AND NOTE AT LEFT

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature:	Date:
Signature:	Date:

QuickLinks

TRANSMONTAIGNE INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
GENERAL
QUORUM AND VOTING
ELECTION OF DIRECTORS
MANAGEMENT
OWNERSHIP OF COMMON STOCK
EXECUTIVE COMPENSATION
APPROVAL OF TRANSMONTAIGNE INC. AMENDMENT OF CERTIFICATE OF INCORPORATION
ANNUAL REPORT
STOCKHOLDER PROPOSALS AND OTHER MATTERS
P R O X Y TRANSMONTAIGNE INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2003 ANNUAL MEETING OF STOCKHOLDERS